UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 15, 2020

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Arch Coal, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Effective May 15, 2020, Arch Resources, Inc., formerly known as Arch Coal, Inc. (the “Company”), filed a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Arch Coal, Inc. (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a change of the Company’s legal name from Arch Coal, Inc. to Arch Resources, Inc. (the “Name Change”). The Company subsequently filed a Restated Certificate of Incorporation of Arch Resources, Inc. (the “Restated Certificate”), reflecting the new name with the Secretary of State of the State of Delaware on May 15, 2020.

The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. The Name Change does not affect the rights of the Company’s stockholders and there were no other changes in the Restated Certificate. The foregoing summary of the Certificate of Amendment and Restated Certificate does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment and the Restated Certificate, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the Name Change, the Board also approved the amendment and restatement of the Amended and Restated Bylaws of Arch Coal, Inc. (the “Restated Bylaws”) to reflect the Name Change. The Restated Bylaws became effective on May 15, 2020. The foregoing summary of the Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Restated Bylaws, which are filed as Exhibit 3.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 15, 2020, the Company posted an investor presentation to its website, which is furnished as Exhibit 99.1 hereto and is hereby incorporated by reference.

Also on May 15, 2020, the Company issued a press release announcing the Company’s new website in connection with the Name Change. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Arch Coal, Inc.

3.2	Restated Certificate of Incorporation of Arch Resources, Inc.

3.3	Restated Bylaws of Arch Resources, Inc.

99.1	Arch Coal Resources, Inc. Investor Presentation.

99.2	Press release, dated May 15, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020	Arch Resources, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President – Law, General Counsel and Secretary